UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2023
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Element Solutions Inc
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(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Broward Boulevard,	Suite 1860	33394
Fort Lauderdale,	Florida	(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2023 Annual Meeting (as defined below), the stockholders of Element Solutions Inc (the "Company") approved the adoption of the Element Solutions Inc 2024 Employee Stock Purchase Plan (the "2024 Plan"). Effective March 1, 2024, the 2024 Plan will replace the Company's 2014 Employee Stock Purchase Plan, which was previously approved by the Company's stockholders on June 12, 2014.
The material terms of the 2024 Plan were described in the Company's Proxy Statement (as defined below) under the caption "Proposal 3 — Approval of 2024 Employee Stock Purchase Plan," which description is incorporated herein by reference. This description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2024 Plan, a copy of which appears on Appendix A to the Company's Proxy Statement and is filed herewith as Exhibit 10.1.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 6, 2023, the Company held its 2023 annual meeting of stockholders (the "2023 Annual Meeting"). The proposals submitted to a stockholder vote at the meeting were described in detail in the Company's Definitive Proxy Statement for the 2023 Annual Meeting, as filed with the Securities and Exchange Commission on April 21, 2023 (the "Proxy Statement"). The Company's stockholders present at the meeting or by proxy represented 227,719,115 shares of common stock (or 94.32% of the 241,419,557 outstanding shares of common stock of the Company at April 10, 2023, the record date for the 2023 Annual Meeting). Set forth below are the final voting results for each of the proposals submitted to the Company's stockholders at the 2023 Annual Meeting.
Proposal 1 - Election of Directors — The stockholders entitled to vote approved the election of each of the eight director nominees set forth in the Proxy Statement, each of whom to serve until the Company's 2024 annual meeting of stockholders or until his or her respective successor is duly elected and qualified. The voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Sir Martin E. Franklin	218,112,532	4,854,877	48,174	4,703,532
Benjamin Gliklich	222,753,056	217,309	45,218	4,703,532
Ian G.H. Ashken	203,344,753	19,622,511	48,319	4,703,532
Elyse Napoli Filon	222,722,923	251,519	41,141	4,703,532
Christopher T. Fraser	138,173,408	84,757,177	84,998	4,703,532
Michael F. Goss	215,864,740	7,108,213	42,630	4,703,532
Nichelle Maynard-Elliott	221,187,708	1,742,779	85,096	4,703,532
E. Stanley O'Neal	218,469,328	4,497,405	48,850	4,703,532
Proposal 2 - Say-on-Pay Vote — The proposal on the advisory resolution to approve the compensation of the Company's named executive officers received the following votes:

For	Against	Abstain	Broker Non-Votes
100,654,259	122,248,503	112,821	4,703,532
Proposal 3 - Approval of 2024 Plan - The proposal to approve the Element Solutions Inc 2024 Employee Stock Purchase Plan, effective March 1, 2024, was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
222,755,893	232,905	26,785	4,703,532
Proposal 4 - Ratification of Auditors — The proposal for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2023 was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
227,118,423	517,628	83,064	--
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
The following exhibits are filed or furnished herewith:

Exhibit Number	Description
99.1	Element Solutions Inc 2024 Employee Stock Purchase Plan (filed as Appendix A to the Company's Definitive Proxy Statement, as filed on April 21, 2023, and incorporated herein by reference)
104	Cover Page Interactive Data File (formatted as Inline XBRL)(furnished only)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT SOLUTIONS INC
(Registrant)
June 7, 2023	/s/ John E. Capps
(Date)	John E. Capps
Executive Vice President, General Counsel and Secretary